Exhibit 99.1

LETTER OF ELECTION AND TRANSMITTAL

TO TENDER SHARES OF COMMON STOCK

OF

DIGENE CORPORATION

TO

QIAGEN N.V. AND QIAGEN NORTH AMERICAN HOLDINGS, INC.

PURSUANT TO THE PROSPECTUS DATED JUNE 15, 2007

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 11:59 P.M., NEW YORK TIME, ON FRIDAY, JULY 20, 2007, UNLESS THE OFFER IS EXTENDED. SHARES TENDERED PURSUANT TO THIS OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE OFFER. UNLESS THE OFFER IS EXTENDED, THE RIGHT TO MAKE AN ELECTION WILL EXPIRE AT 11:59 P.M., NEW YORK TIME, ON FRIDAY, JULY 20, 2007 (THE “ELECTION DEADLINE”).

AMERICAN STOCK TRANSFER & TRUST COMPANY MUST RECEIVE YOUR ELECTION MATERIALS PRIOR TO THE ELECTION DEADLINE.

The Exchange Agent and Depositary for the Offer is:

American Stock Transfer &

Trust Company

By Mail or Overnight Courier:	By Hand:
American Stock Transfer & Trust Company	American Stock Transfer & Trust Company
Operations Center	Attn: Reorganization Department
Attn: Reorganization Department	59 Maiden Lane
6201 15th Avenue	New York, NY 10038
Brooklyn, NY 11219

Telephone confirm # 877-248-6417 or 718-921-8317

Fax # 718-234-5001

Delivery of this Letter of Election and Transmittal to an address or transmission via a facsimile number other than as set forth above will not constitute a valid delivery to American Stock Transfer & Trust Company (the “Exchange Agent”). You must sign this Letter of Election and Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.

The instructions contained within this Letter of Election and Transmittal should be read carefully before this Letter of Election and Transmittal is completed.

DESCRIPTION OF SHARES OF COMMON STOCK TENDERED
Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Share Certificate(s) and Shares(s) Tendered (Please attach additional signed list, if necessary)
	Common Stock Share Certificate Number(s)(1)	Total Number of Shares of Common Stock Represented by Share Certificate(s)(1)	Number of Shares of Common Stock Tendered(2)

Total Shares Tendered

(1)    Need not be completed by shareholders who deliver Shares by book-entry transfer (“Book-Entry Shareholders”).

(2)    Unless otherwise indicated, all Shares represented by Share Certificates delivered to the Exchange Agent will be deemed to have been tendered.

☐      Check here if Share Certificates have been lost or mutilated.

The signature (or signatures, in the case of certificates owned by two or more holders) must appear exactly as the name(s) appears on the stock certificate(s). If signature is by attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or others acting in a representative or fiduciary capacity, set forth full title. See Instruction B(1). If holders improperly complete or sign this Letter of Election and Transmittal, such holders’ elections will not be effective and their Digene shares will be deemed non-election shares. See Instruction A(7). In case the Exchange Agent needs to contact you, please provide your daytime telephone number.

Area Code and Telephone Number

MEDALLION SIGNATURE GUARANTEE

Required only if Special Payment Instructions or Special Delivery Instructions are provided.

The signature(s) must be guaranteed by an eligible financial institution or a member of a registered national securities exchange or the NASD pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

SPECIAL PAYMENT INSTRUCTIONS

(If applicable – See Instructions B(1), B(3) and B(4))

To be completed ONLY if QIAGEN stock certificates or cash payments are to be issued and mailed to a recipient OTHER than the registered holder(s). Stock must be properly assigned and signatures guaranteed. For additional payment instructions, please attach additional sheet.

Issue and mail QIAGEN stock certificates and/or cash payments to (please print):

Name:

Address:

Taxpayer Identification or

Social Security Number of Recipient

SPECIAL DELIVERY INSTRUCTIONS

(If applicable – See Instruction B(5))

To be completed ONLY if QIAGEN stock certificates or cash payments are to be issued to the registered holder(s) but mailed to an address OTHER than the address of record as indicated above. For additional mailing instructions, please attach additional sheet.

Mail QIAGEN stock certificates and/or cash payments to (please print):

Name:

Address:

NOTICE OF GUARANTEED DELIVERY

(If applicable – See Instruction B(2))

To be completed ONLY if you are not delivering your stock certificate(s) with this Letter of Election and Transmittal and will be completing the enclosed Notice of Guaranteed Delivery.

Issue and mail QIAGEN stock certificates and/or cash payments to (please print):

Name of Firm:

Authorized Signature(s):

Title:

Address:

Area Code and Telephone Number:

PLEASE SIGN HERE:
Signature of Owner	Signature of Owner
Taxpayer Identification Number	Taxpayer Identification Number

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY,

SIGN AND COMPLETE THE W-9 FORM

Ladies and Gentlemen:

The undersigned hereby tenders to QIAGEN N.V., a company organized under the laws of The Netherlands (“QIAGEN”), and QIAGEN North American Holdings, Inc. (“QNAH”), a California corporation and wholly owned subsidiary of QIAGEN, the above-described shares of common stock, par value $.01 per share, of Digene Corporation, a Delaware corporation (“Digene”), pursuant to the offer to exchange each outstanding share for, at the election of the holder thereof, (i) 3.545 ordinary shares of QIAGEN and cash in lieu of any fractional shares or (ii) $61.25 in cash, without interest, upon the terms and subject to the conditions set forth in the Agreement and Plan of Merger, dated as of June 3, 2007, by and among QIAGEN, QNAH, QIAGEN Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of QNAH, and Digene (the “Merger Agreement”), the prospectus dated June 15, 2007 (the “Prospectus”), and this Letter of Election and Transmittal (which, together with any amendments or supplements thereto, collectively constitute the “Offer”). Receipt of the Offer is hereby acknowledged. The undersigned understands that QIAGEN reserves the right to transfer or assign, in whole or from time to time in part, to one or more wholly owned subsidiaries, the right to purchase shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve QIAGEN of its obligations under the Offer and will not prejudice the rights of tendering stockholders to receive payment for Shares validly tendered and accepted for payment in the Offer. Digene stockholders are being given the opportunity to elect the form of consideration to be received by them in the Offer. It is understood that this election is subject to the terms, conditions and limitations set forth in the Merger Agreement, the Prospectus and this Letter of Election and Transmittal. In particular, the Merger Agreement provides that no more than 55% of the shares tendered in the Offer may be exchanged for cash consideration, and no more than 45% of the shares tendered in the Offer may be exchanged for stock consideration. The Merger Agreement contains allocation and proration procedures to achieve this result. QIAGEN cannot, therefore, ensure that all Digene stockholders will receive their election preferences and, accordingly, a Digene stockholder may receive stock consideration or cash consideration in amounts that are different from what such stockholder elects to receive. Any adjustments to the elections will be made in accordance with the proration and allocation procedures set forth in the Merger Agreement, which is attached as Annex A to the Prospectus.

THIS ELECTION GOVERNS THE CONSIDERATION THAT YOU, AS A STOCKHOLDER OF DIGENE, WILL RECEIVE IF THE OFFER IS COMPLETED. THIS ELECTION MAY ALSO AFFECT THE INCOME TAX TREATMENT OF THE CONSIDERATION THAT YOU RECEIVE.

Check the appropriate box below to make an election (1) to have each of your shares of Digene common stock converted into 3.545 ordinary shares of QIAGEN (a “Stock Election”), OR (2) to have each of your shares of Digene common stock converted into the right to receive $61.25 in cash (a “Cash Election”), OR (3) to have the indicated number of your shares of Digene common stock converted into the right to receive ordinary shares of QIAGEN and the remainder of your shares converted into the right to receive $61.25 per share in cash (a “Mixed Election”) OR (4) to indicate that you make no election on the form of consideration to be received for your tendered shares of Digene common stock (a “Non-Election”). If the NON-ELECTION box is checked, you will receive either ordinary shares of QIAGEN, or cash, or a combination of shares and cash pursuant to the proration and allocation procedures set forth in the Merger Agreement after all Stock Elections, Cash Elections and Mixed Elections have been given effect.

TO BE EFFECTIVE, THIS LETTER OF ELECTION AND TRANSMITTAL MUST BE PROPERLY COMPLETED, SIGNED AND DELIVERED TO THE EXCHANGE AGENT, TOGETHER WITH THE CERTIFICATES REPRESENTING YOUR SHARES OF DIGENE COMMON STOCK OR OTHER APPLICABLE DOCUMENTATION, AT THE ADDRESS ABOVE PRIOR TO THE ELECTION DEADLINE.

ELECTION

I hereby elect to receive the following as consideration for my shares of Digene common stock (check only one box):

☐	STOCK ELECTION — Each share of Digene common stock converted into 3.545 ordinary shares of QIAGEN.

☐	CASH ELECTION — Each share of Digene common stock converted into $61.25 in cash per share.

☐	MIXED ELECTION

Shares of Digene common stock converted into ordinary shares of QIAGEN
(INSERT NUMBER)

My remaining shares of Digene common stock converted

into $61.25 per share (without interest)

☐	NON-ELECTION

You will be deemed to have made a Non-Election if:

(A)	No choice is indicated above;

(B)	You fail to follow the instructions on this Letter of Election and Transmittal (including submission of your Digene common stock certificates) or otherwise fail properly to make an election; or

(C)	A completed Letter of Election and Transmittal is not actually received by the Election Deadline.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as attorney in fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to present such shares and any applicable stock certificates for cancellation of such shares. The undersigned hereby warrants that the undersigned has full authority to sell the shares tendered hereby and that QIAGEN will acquire good title thereto, free and clear of all liens, charges, encumbrances, conditional sales agreements or other obligations relating to the sale thereof, and not subject to any adverse claim, when and to the extent the same are purchased by it. Upon request, the undersigned will execute and deliver any additional documents necessary to complete the sale in accordance with the terms of the Offer.

The undersigned recognizes that under certain circumstances set forth in the Merger Agreement, QIAGEN may not be required to purchase any of the shares tendered hereby. In that event, the undersigned understands that, in the case of shares evidenced by certificates, certificate(s) for any shares not purchased will be returned to the undersigned at the address indicated above. In the case of shares not evidenced by certificates and held in an investment account, the Exchange Agent will cancel the tender order and no shares will be withdrawn from the account.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and the obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

INSTRUCTIONS FOR COMPLETING LETTER OF ELECTION AND TRANSMITTAL

Forming Part of the Terms and Conditions of the Offer

(Please read carefully the instructions below)

A. SPECIAL CONDITIONS

1. Time in Which to Make an Election. To be effective, a properly completed Letter of Election and Transmittal accompanied by the stock certificate(s) representing all of the holder’s shares of Digene common stock, or a Notice of Guaranteed Delivery, must be received by American Stock Transfer & Trust Company (the “Exchange Agent”), not later than 11:59 p.m., New York Time, on Friday, July 20, 2007 (the “Election Deadline”). The Election Deadline may be extended by QIAGEN and Digene. If for any reason the Election Deadline is extended, QIAGEN will inform you by issuance of a press release indicating the revised Election Deadline. Holders of Digene common stock whose Letter of Election and Transmittal and certificate(s) or Notice of Guaranteed Delivery are not so received or who revoke their Letter of Election and Transmittal and do not submit a new properly completed Letter of Election and Transmittal before the Election Deadline will be deemed to have tendered Non-Election Shares. See Instruction A(7) below. You bear the risk of proper delivery of your Letter of Election and Transmittal and should send your Letter of Election and Transmittal by courier or deliver by hand to the appropriate address, or by facsimile, as specified therein in order to ensure a valid election prior to the Election Deadline.

2. Description of Shares. Insert in the box on the Letter of Election and Transmittal marked “Description of Shares of Common Stock Tendered” the certificate number(s) of the Digene common stock certificate(s) that you are tendering herewith, the number of shares represented by each certificate and the name(s) and address(es) of the registered owners of such certificates. If the space provided is insufficient, attach a separate sheet listing this information.

3. Election Options. In the section entitled “Election” indicate whether you would like to receive in exchange for your shares of Digene common stock only ordinary shares of QIAGEN, only cash, a combination of shares and cash, or a non-election. Mark only one box in this section. The Merger Agreement limits the amount of cash and the amount of QIAGEN ordinary shares that can be issued in the Offer. Therefore, we cannot guarantee the form of consideration that you will receive. To find out more about these limits and the proration and allocation procedures that will be used, please see the “The Offer—Election and Proration” in the Prospectus.

4. Change or Revocation of Election. A holder of shares of Digene common stock who has made an election may at any time prior to the Election Deadline change such election by submitting to the Exchange Agent a revised Letter of Election and Transmittal, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline and may revoke such election by submitting a written notice of revocation that is received by the Exchange Agent prior to the Election Deadline.

5. Joint Forms of Election. Holders of shares of Digene common stock who make a joint election will be considered to be a single holder of such shares. Joint Letters of Election and Transmittal may be submitted only by persons submitting certificates registered in different forms of the same name (e.g. “John Smith” on one certificate and “J. Smith” on another) and by persons who may be considered to own each other’s shares by reason of the ownership attribution rules contained in Section 318(a) of the Internal Revenue Code of 1986, as amended. If this Letter of Election and Transmittal is submitted as a joint Letter of Election and Transmittal, each record holder of shares of Digene common stock covered hereby must properly sign this Letter of Election and Transmittal in accordance with Instruction B(1), attaching additional sheets if necessary. The signatures of such holders will be deemed to constitute a certification that the persons submitting a joint Letter of Election and Transmittal are eligible to do so.

6. Election by Nominees. Any record holder of shares of Digene common stock who is a nominee for beneficial holders may submit one or more Letters of Election and Transmittal, indicating on the form or forms a combination of elections covering up to the aggregate number of shares of Digene common stock owned by such record holder. However, upon the request of QIAGEN, such record holder will be required to certify to the satisfaction of QIAGEN that such record holder holds such shares of Digene common stock as nominee for the beneficial owners of such shares. Each beneficial owner for whom such a Letter of Election and Transmittal is so submitted will be treated as a separate stockholder of Digene for purposes of proration and allocation of the ordinary shares of QIAGEN and cash payments to be issued in connection with the Offer.

7. Shares as to Which No Election is Made. Holders of shares of Digene common stock who fail to submit a properly completed Letter of Election and Transmittal together with certificate(s) representing their shares of Digene common stock (or a Notice of Guaranteed Delivery) by the Election Deadline, or who revoke their previously submitted Letter of Election and Transmittal and fail to submit a new properly completed Letter of Election and Transmittal together with certificate(s) representing their shares of Digene common stock (or a Notice of Guaranteed Delivery) (the “Non-Election Shares”), will receive ordinary shares of QIAGEN, cash, or a combination of shares and cash, for their shares of Digene common stock in accordance with the proration and allocation procedures set forth under “The Offer—Election and Proration” in the Prospectus.

B. GENERAL

1. Signatures. The signature (or signatures, in the case of certificates for which a joint Letter of Election and Transmittal is submitted) on the Letter of Election and Transmittal should correspond exactly with the name(s) as written on the face of the certificate(s) unless the shares of Digene common stock described on this Letter of Election and Transmittal have been assigned by the registered holder(s), in which event this Letter of Election and Transmittal should be signed in exactly the same form as the name of the last transferee indicated on the transfer attached to or endorsed on the certificate(s). If this Letter of Election and Transmittal is signed by a person other than the registered holder of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed by the registered holder(s) in the name(s) that appear on the certificate(s), and the signature(s) appearing on such endorsement(s) or stock power(s) and on this Letter of Election and Transmittal must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. If this Letter of Election and Transmittal is signed by a trustee, executor, administrator, guardian, officer of a corporation, attorney-in-fact or by any others acting in a representative or fiduciary capacity, the person signing, unless he or she is the registered holder, must give such person’s full title in such capacity, and appropriate evidence of authority to act in such capacity must be forwarded to the Exchange Agent with this Letter of Election and Transmittal. The certificate(s) may be surrendered by a firm acting as agent for the registered holder(s) if such firm is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company in the United States.

2. Delivery of Letter of Election and Transmittal and Shares; Guaranteed Delivery Procedures. This Letter of Election and Transmittal is to be used and completed by stockholders of Digene if either (a) certificates representing shares of Digene common stock are to be forwarded to the Exchange Agent herewith or, (b) unless an Agent’s Message (as defined below) is utilized, if delivery of shares of Digene common stock is to be made pursuant to the procedure for tenders by book-entry transfer set forth in the section entitled “The Offer—Procedure for Tendering Shares” in the Prospectus.

For a stockholder to validly tender shares of Digene common stock pursuant to the Offer, the stockholder must either (a) deliver to the Exchange Agent a properly completed and duly executed Letter of Election and Transmittal or a duly executed copy thereof, together with any required signature guarantees and any other required documents, and the certificates representing the shares tendered, or (b) arrange for a book-entry transfer of such shares to be made to the Exchange Agent’s account at The Depository Trust Company (“DTC”) and receipt by the Exchange Agent of a confirmation of this transfer prior to the Election Deadline, and the delivery of a properly completed and duly executed Letter of Election and Transmittal or a duly executed copy thereof, and any other required documents, to the Exchange Agent prior to the Election Deadline, or (c) deliver to the Exchange Agent either (1) a properly completed and duly executed Letter of Election and Transmittal or a duly executed copy thereof, together with any required signature guarantees or (2) an Agent’s Message, in each case with any other required documents, and must transfer the shares tendered pursuant to the procedures for book-entry transfer set forth herein and in the section of the Prospectus entitled “The Offer—Procedure for Tendering Shares”. A tender by book-entry transfer will be complete upon receipt by the Exchange Agent of a book-entry confirmation from DTC.

In each case, the Exchange Agent must receive this Letter of Election and Transmittal and the shares tendered (or, in the case of a book-entry transfer, this Letter of Election and Transmittal or the Agent’s Message, and a book-entry confirmation, as described below) at one of its addresses set forth herein prior to the Election Deadline.

If your certificate(s) representing shares of Digene common stock are not immediately available or if you cannot deliver your certificate(s) representing shares of Digene common stock to the Exchange Agent on or prior to the Election Deadline or for book-entry confirmation, you may make an effective election to receive consideration for your Digene common stock by properly completing and duly executing the enclosed Notice of Guaranteed Delivery. Pursuant to this procedure, (i) the election must be made by or through an eligible institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Election Deadline, and (iii) the certificate(s) evidencing all physically surrendered shares of Digene common stock or book-entry confirmations, as the case may be, together with a properly completed and duly executed Letter of Election and Transmittal or a duly executed copy thereof, together with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Election and Transmittal, must be received by the Exchange Agent within three NASDAQ trading days after the date of execution of the Notice of Guaranteed Delivery. Please read the enclosed Notice of Guaranteed Delivery for more information.

The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the shares of Digene common stock which are the subject of the book-entry confirmation, that the participant has received and agrees to be bound by the terms of the Letter of Election and Transmittal and that QIAGEN may enforce that agreement against the participant.

No alternative, conditional or contingent tenders will be accepted and no fractional shares will be exchanged. By execution of this Letter of Election and Transmittal or a duly executed copy thereof, all tendering stockholders waive any right to receive any notice of the acceptance of their shares for payment.

3. Special Payment Instructions. If checks or certificates representing QIAGEN ordinary shares are to be payable to the order of or registered in any name(s) other than exactly the name(s) that appear(s) on the certificate(s) representing shares of Digene common stock being submitted herewith, the certificate(s) submitted herewith must be endorsed, or accompanied by appropriate signed stock power(s), and the signature(s) appearing on such endorsement(s) or stock power(s) and on this Letter of Election and Transmittal must be guaranteed by an eligible financial institution or broker who is a member/participant in a Medallion Program approved by the Securities Transfer Association, Inc. Please also provide the information in the box marked “Special Payment Instructions.”

4. Stock Transfer Taxes. It will be a condition to the issuance of any check or certificate representing ordinary shares of QIAGEN in any name(s) other than the name(s) in which the surrendered certificate(s) for shares of Digene common stock is (are) registered that the person(s) requesting the issuance of such check or certificate representing ordinary shares of QIAGEN either pay to the Exchange Agent any transfer or other taxes required by reason of such issuance, or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not applicable.

5. Special Delivery Instructions. If checks or certificates representing ordinary shares of QIAGEN are to be delivered to someone other than the registered holder(s), or to the registered holder(s) at an address other than that appearing above, please insert the appropriate address in the space provided in the box marked “Special Delivery Instructions.”

6. Lost Certificate. If your certificate(s) representing shares of Digene common stock has (have) been lost, stolen or destroyed, you should so indicate in the box on the face of the Letter of Election and Transmittal marked “Description of Shares of Common Stock Tendered,” complete the rest of the form, and contact American Stock Transfer & Trust Company at 1-877-248-6417 or 1-718-921-8317 before submitting this Letter of Election and Transmittal.

7. Determination of Questions. All questions with respect to this Letter of Election and Transmittal and elections made by holders of shares of Digene common stock (including, without limitation, questions relating to the time limits or effectiveness of revocation of any Letter of Election and Transmittal and questions relating to computations as to prorations and allocations) will be determined by QIAGEN and/or the Exchange Agent, whose determination shall be conclusive and binding. QIAGEN shall have the absolute right to reject any and all Letters of Election and Transmittal not in proper form or to waive any irregularities in any such form, although it does not represent that it will do so. QIAGEN and/or the Exchange Agent may, but are not required to, take reasonable action to inform holders of Digene common stock of any defects and may take reasonable action to assist such holders to correct any such defects; however, neither QIAGEN nor the Exchange Agent is under any obligation to notify a holder of shares of Digene common stock of any defect in a Letter of Election and Transmittal.

8. Important Tax Information. Each United States Digene stockholder is required to provide the Exchange Agent with a correct Taxpayer Identification Number on a Substitute Form W-9 and to indicate that the Digene stockholder is not subject to backup withholding.

SUBSTITUTE

Form W-9

Department of the Treasury,

Internal Revenue Service

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

(See Instruction B(8)) Please

fill in your name and address below

Name

Business name, if different from above

Check appropriate box:

☐ Individual/Sole proprietor

☐ Corporation

☐ Partnership

☐ Other

Address (number and street)

City, State and Zip Code

Part 1 — TAXPAYER IDENTIFICATION NO. — FOR ALL ACCOUNTS ENTER YOUR TAXPAYER IDENTIFICATION NUMBER IN THE APPROPRIATE BOX. FOR MOST INDIVIDUALS AND SOLE PROPRIETORS, THIS IS YOUR SOCIAL SECURITY NUMBER. FOR OTHER ENTITIES, IT IS YOUR EMPLOYER IDENTIFICATION NUMBER. IF YOU DO NOT HAVE A NUMBER, SEE “OBTAINING A NUMBER” IN THE ENCLOSED GUIDELINES.

Social Security Number OR Employer Identification Number

Part 2 — Certification — For Payees Exempt from Backup Withholding (see enclosed Guidelines)

Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my current Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2)    I am not subject to backup withholding because:

(a)    I am exempt from backup withholding;

(b)    I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or

(c)    the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including U.S. resident alien).

Part 3 — Awaiting TIN ☐

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding. For real estate transactions, item (2) does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. (See the enclosed Guidelines)

Signature	Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW INSTRUCTION B(8) FOR ADDITIONAL INFORMATION AND THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to you by the time of payment, you are required to withhold the applicable withholding rate of all reportable payments thereafter made to me until I provide a number.

Signature	Date

This Letter of Election and Transmittal and certificates for shares of Digene common stock and any other required documents should be sent or delivered by each stockholder or such stockholder’s broker, dealer, commercial bank, trust company or other nominee to the Exchange Agent at one of its addresses or to the facsimile number set forth below.

American Stock Transfer &

Trust Company

By Mail or Overnight Courier:	By Hand:

American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane New York, NY 10038

Telephone confirm # 877-248-6417 or 718-921-8317

Fax # 718-234-5001

Questions or requests for assistance may be directed to the Information Agent at the address and telephone number listed below. Additional copies of the Merger Agreement, the Prospectus, this Letter of Election and Transmittal, and other Offer materials may be obtained from the Information Agent. A stockholder may also contact brokers, dealers, commercial banks, trust companies or other nominees for assistance concerning the Offer.

The Information Agent for the Offer is:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, New York, 10022

Stockholders call toll-free: (877) 750-9499

Banks and Brokerage Firms, call collect: (212) 750-5833

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER — Social Security Numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification Numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —
1. An individual’s account	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, the first individual on the account(1)

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)

6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)

7. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)

For this type of account:	Give the SOCIAL SECURITY number of —
8. Sole proprietorship or single-member limited liability company (“LLC”) that is disregarded as separate from its member	The owner (4)

9. A valid trust, estate or pension trust	The legal entity (5)

10. Corporation or LLC electing corporate status on IRS Form 8832	The corporation or LLC

11. Religious, charitable, or educational organization	The organization

12. Partnership or multiple member LLC	The partnership or LLC

13. Association, club, or other tax-exempt organization	The organization

14. A broker or registered nominee	The broker or nominee

15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(5)	List first and circle the name of the legal entity, either a trust, estate, or pension trust. Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.

NOTE:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number or if you do not know your number, obtain Form SS-5, Application for Social Security Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number. In this case, check the box marked “Awaiting TIN” in Part 3, sign and date the “Certificate of Awaiting Taxpayer Identification Number,” and return the form to the payer. If you do not timely provide a taxpayer identification number, a portion of all reportable payments made to you will be withheld.

Section references in these guidelines refer to sections under the Internal Revenue Code of 1986, as amended.

Payees specifically exempted from backup withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).
•	The United States, a state thereof, the District of Columbia or a possession of the United States, or a political subdivision or agency or instrumentality of any the foregoing.
•	An international organization or any agency or instrumentality thereof.
•	A foreign government or any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Colombia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940, as amended.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
•	A trust exempt from tax under Section 664 or a non-exempt trust described in a Section 4947.

Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident alien partner.
•	Payments of patronage dividends where the amount received is not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.

Payments of interest not generally subject to backup withholding include the following:

•	Payments of interest on obligations issued by individuals. Note:

You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payer.

•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” IN PART 3 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. If you are a foreign person, you must submit an appropriate IRS Form W-8BEN signed under penalty of perjury attesting to foreign status.

Certain payments other than interest, dividends, and patronage dividends, which are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041,6041A, 6045, 6050A and 6050N.

Privacy Act Notice.—Section 6109 requires most recipients of dividend, interest, or certain other income to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold a portion of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)  Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3)  Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)    Misuse of Taxpayer Identification Numbers.—If the requester discloses or uses taxpayer identification numbers in violation of federal law, the requester may be subject to civil and criminal penalties.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

Notice of Guaranteed Delivery

of

Shares of Common Stock of

DIGENE CORPORATION

Pursuant to the Letter of Election and Transmittal

This Notice of Guaranteed Delivery, or one substantially equivalent to this form, must be used by stockholders of Digene Corporation (“Digene”) to guarantee delivery of shares of Digene common stock if (i) certificates for shares of Digene common stock are not immediately available and time will not permit your stock certificates and other required documents to be delivered to the Exchange Agent, American Stock Transfer & Trust Company, on or before 11:59 p.m., New York time, on Friday, July 20, 2007 (the “Election Deadline”), or (ii) the procedures for delivery by book-entry transfer cannot be completed by the Election Deadline.

This Notice of Guaranteed Delivery, properly completed and duly executed, may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent.

By Mail or Overnight Courier: American Stock Transfer & Trust Company Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, NY 11219	By Hand: American Stock Transfer & Trust Company Attn: Reorganization Department 59 Maiden Lane New York, NY 10038

Telephone confirm # 877-248-6417 or 718-921-8317

Fax# 718-234-5001

DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF ELECTION AND TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN “ELIGIBLE INSTITUTION” UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF ELECTION AND TRANSMITTAL.

Ladies and Gentlemen:

The undersigned hereby surrenders to the Exchange Agent, upon the terms and subject to the conditions set forth in the Letter of Election and Transmittal and related instructions, receipt of which is hereby acknowledged, the number of shares of Digene common stock specified below pursuant to the guaranteed delivery procedure set forth below.

Certificate Number(s) (if available):

Number of shares:

☐ Check here if shares of Digene common stock will be delivered by book-entry transfer and provide the information below.

The Depositary Trust Company

DTC Account Number:

Transaction Code Number:

Date:

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

PLEASE SIGN AND COMPLETE

X

X
Signature(s) of Owner(s) or Authorized Signatory	Date

Area Code and Telephone Number:

Must be signed by the owners(s) of the shares of Digene common stock as their name(s) appear(s) on certificates for shares of Digene common stock, or by person(s) authorized to become registered owner(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Exchange Agent, provide proper evidence satisfactory to the Exchange Agent of such person’s authority to so act.

Please print name(s) and address(es)

Name(s):

Capacity:

Address(es):

GUARANTEED DELIVERY PROCEDURE

In order for an election to receive cash or ordinary shares of QIAGEN to be effective, the Exchange Agent must receive a properly completed Letter of Election and Transmittal, accompanied by stock certificates representing shares of Digene common stock currently held by you (or a proper guarantee of delivery, as described below), no later than the Election Deadline. Persons whose share certificates are not immediately available also may make an election to receive cash or ordinary shares of QIAGEN by completing the Letter of Election and Transmittal and submitting it to the Exchange Agent by the Election Deadline, and by having this Notice of Guaranteed Delivery properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the stock certificates, the delivery of which is hereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m., Eastern time, on the third NASDAQ trading day after the date of execution of the Notice of Guaranteed Delivery (the “Guaranteed Delivery Deadline”)).

2

If the Exchange Agent does not receive a properly completed Letter of Election and Transmittal accompanied by all stock certificates by the Election Deadline (unless a Letter of Election and Transmittal and a Notice of Guaranteed Delivery have been properly completed and delivered by the Election Deadline and the certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), you will be deemed to have made a non-election and you will not have the opportunity to specify the type of consideration you wish to receive.

GUARANTEE OF DELIVERY

(Not to be used for signature guarantees)

The undersigned, a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, as an “eligible guarantor institution” (each of the foregoing being referred to as an “Eligible Institution”), hereby guarantees to deliver to the Exchange Agent, at one of its addresses set forth above, either the shares surrendered hereby, in proper form for transfer, or confirmation of the book-entry transfer of such shares to the Exchange Agent’s account at The Depository Trust Company (“DTC”), pursuant to the procedures for book-entry transfer set forth in this Notice of Guaranteed Delivery, in either case together with one or more properly completed and duly executed Letter of Election and Transmittal (or facsimile thereof) and any other required documents within three NASDAQ trading days after the date of execution of this Notice of Guaranteed Delivery.

The undersigned acknowledges that it must deliver the Letter of Election and Transmittal (or facsimile thereof) and the certificates representing shares of Digene common stock surrendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in a financial loss to the undersigned.

Name of Firm	Authorized Signature

Address	Name:
(Please Print)

(Include Zip Code)	Title:

Area Code and Telephone Number:	Date:

NOTE: DO NOT SEND STOCK CERTIFICATES FOR SHARES OF DIGENE COMMON STOCK WITH THIS FORM. STOCK CERTIFICATES FOR SHARES OF DIGENE COMMON STOCK SHOULD BE SENT ONLY WITH YOUR LETTER OF ELECTION AND TRANSMITTAL.

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